EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LIGHTEN UP ENTERPRISES INTERNATIONAL, INC. (the "Registrant") on Form 10-QSB for its first quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Mary Tagliaferri, Vice President, Secretary and Treasurer of the Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

         Dated: May 19, 2005             /s/ Mary Tagliaferri
                                         ---------------------------------------
                                         Mary Tagliaferri
                                         Vice President, Secretary and Treasurer